SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 7, 2002


                         HEALTHY PLANET PRODUCTS, INC.
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                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
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(Commission File Number)                 (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
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(Address of Principal Executive Offices)                    Zip Code


                               (707) 778-2280
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             (Registrant's Telephone Number, Including Area Code)

                                   N/A
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          (Former Name or Former Address if Changed Since Last Report)









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Item 5. Other Events

As previously disclosed in its Form 10-KSB for the year ended December 31, 2001 and in its Form 10-QSB for the quarter ended March 31, 2002, Healthy Planet Products, Inc. ("Healthy Planet" or the "Company") received notice from the Staff of the American Stock Exchange ("Amex" or the "Exchange"), by letter dated March 15, 2002, indicating that the Company is below certain of the Exchange's continued listing standards. Specifically, Healthy Planet has fallen below: Section 1003(a)(i) with shareholders' equity of less than $2,000,000 and losses from continuing operations in two out of its three most recent fiscal years; Section 1003(a)(ii) with shareholders' equity of less than $4,000,000 and losses from continuing operations in three out of its four most recent fiscal years; and Section 1003(a)(iii) with shareholders' equity of less than $6,000,000 and losses from continuing operations in its five most recent fiscal years, as set forth the Amex Company Guide.

The Company was afforded the opportunity to submit a plan of compliance to the Exchange and on April 18, 2002, Healthy Planet presented its plan to the Exchange. On June 7, 2002, the Exchange notified Healthy Planet that it accepted the Company's plan of compliance and granted the Company an extension of time to regain compliance with the continued listing standards. As one of the conditions of the extension, Healthy Planet will be required to provide the Exchange more information by July 7, 2002 with respect to any additional capital infusions into the Company and a timeline as to when such investments would be consummated. At this time, it is not certain whether the Company will be able to obtain such capital infusions to maintain its listing. Healthy Planet will be subject to periodic review by Exchange Staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the compliance period could result in the Company being delisted from the American Stock Exchange.




                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: June 12, 2002                      By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary





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